UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 9, 2016

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 9, 2016, Meta Financial Group, Inc., a Delaware corporation (the “Company”), and its wholly-owned subsidiary, MetaBank, a federally chartered stock savings bank (“MetaBank”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Specialty Consumer Services LP, a Texas limited partnership (“Seller”). Pursuant to the terms of the Purchase Agreement, MetaBank will acquire substantially all of the assets, and assume specified liabilities, of the Seller relating to its business. In exchange, the Seller will be entitled to receive consideration of approximately $15,000,000, subject to adjustment as set forth in the Purchase Agreement, payable as described below (the “Closing Consideration”). The Seller will also be eligible to receive earnout payments of up to approximately $35,000,000, payable as described below (the “Earnout Payments”). The transaction contemplated by the Purchase Agreement (the “Transaction”) is expected to close in the fourth calendar quarter of 2016.

Approximately one half of the Closing Consideration will be paid in shares of the Company’s common stock and the remainder will be paid in cash. At the closing of the Transaction, the Company will issue in the name of certain equity holders of Seller an aggregate of 113,328 shares of the Company’s common stock, representing consideration of approximately $7,500,000 determined using the volume weighted average closing price for the Company’s common stock over a specified 20-trading day period ending prior to the date of the Purchase Agreement, and MetaBank will pay to the Seller an aggregate of $7,500,000 in cash, subject to adjustment as set forth in the Purchase Agreement.

Additionally, approximately one half of the Earnout Payments are payable in shares of the Company’s common stock and the remainder is payable in cash. If the Company meets certain performance targets after the closing of the Transaction, Seller will be eligible to receive Earnout Payments consisting of up to an aggregate of $17,500,000 in cash and up to an aggregate of 264,431 shares of the Company’s common stock, such shares representing approximately $17,500,000 determined using the volume weighted average closing price for the Company’s common stock over a specified 20-trading day period ending prior to the date of the Purchase Agreement.

The Purchase Agreement contains representations, warranties and covenants, including, but not limited to, indemnification obligations of the parties, customary for transactions of this type. The representations and warranties will generally survive the closing of the Transaction and remain operative for 12 months from the closing of the Transaction; provided that certain representations and warranties will remain operative for 18 months, certain representations and warranties will remain operative until the expiration of any applicable statutes of limitations and other fundamental representations and warranties will survive indefinitely.

The consummation of the Transaction is subject to a number of closing conditions, including, but not limited to, the receipt of certain third-party approvals.

The Purchase Agreement contains certain termination rights for the parties, including, among others, the right of either the Seller or MetaBank to terminate the Purchase Agreement if the Transaction is not completed within 120 days after the date of the Purchase Agreement.

The issuance of the shares of the Company’s common stock pursuant to the Purchase Agreement described herein is being undertaken by the Company without registration, in a private placement, in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D as promulgated by the SEC under the 1933 Act. The Company is relying on such exemptions based in part on representations made by the Seller and the Seller’s equity holders, including representations with respect to such person’s status as an accredited investor and investment intent with respect to the shares to be issued pursuant to the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

A copy of the press release announcing the Company’s and MetaBank’s entry into the Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ADDITIONAL INFORMATION

Securities to be issued upon the closing of the Transaction have not been registered under the 1933 Act or applicable state securities laws, and unless so registered, any such securities sold may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the 1933 Act and applicable state securities laws.

This report does not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Cautions About Forward-Looking Statements

This Current Report on Form 8-K includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 including, but not limited to, statements regarding the timing of and potential closing of the Transaction, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. Factors that could cause actual results to differ materially from those expressed or implied include, the risk that the Company and MetaBank may not be able to obtain third party approvals for or close the Transaction, and the factors discussed in the Company’s most recent Annual Report on Form 10‑K, Quarterly Report on Form 10-Q and other filings with the Securities and Exchange Commission. The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1
Asset Purchase Agreement dated as of November 9, 2016, by and among Meta Financial Group, Inc., MetaBank, and Specialty Consumer Services LP. (Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish the omitted exhibits and schedules to the Securities and Exchange Commission upon request by the Commission).

99.1	Press Release dated November 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial
Officer and Secretary

Date: November 10, 2016

EXHIBIT LIST

Exhibit No.	Description of Exhibit

2.1
Asset Purchase Agreement dated as of November 9, 2016, by and among Meta Financial Group, Inc., MetaBank, and Specialty Consumer Services LP. (Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish the omitted exhibits and schedules to the Securities and Exchange Commission upon request by the Commission).

99.1	Press Release dated November 10, 2016.